UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2022

Rockwell Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 S. Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices, including zip code)

(248) 960-9009

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each exchange on which registered
Common Stock, par value $0.0001	RMTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registered Direct Offering

On May 30, 2022, Rockwell Medical, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “RD Purchase Agreement”) with the purchaser named therein (the “Purchaser”), pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Offering”), 844,613 shares of its common stock, par value $0.0001 per share (the “Common Stock”), at price of $1.39 per share, and pre-funded warrants to purchase up to an aggregate of 7,788,480 shares of Common Stock (the “Pre-Funded Warrants” and the shares of common stock underlying the Pre-Funded Warrants, the “Warrant Shares”). The purchase price of each Pre-Funded Warrant is equal to the price at which a share of Common Stock is sold to the public in this offering, minus $0.0001, and the exercise price of each Pre-Funded Warrant is $0.0001 per share.

A holder (together with its affiliates) may not exercise any portion of the Pre-Funded Warrants to the extent that the holder would own more than 9.99% of the Company’s outstanding Common Stock immediately after exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrant. The RD Purchase Agreement contains customary representations and warranties and agreements of the Company and the Purchaser and customary indemnification rights and obligations of the parties.

Private Placement

Also on May 30, 2022, concurrently with the Offering, the Company entered into a Securities Purchase Agreement with the Purchaser (the “PIPE Purchase Agreement”) relating to the offering and sale (the “Private Placement”) of warrants to purchase up to a total of 9,900,990 shares of common stock and pre-funded warrants to purchase up to a total of 1,267,897 shares of common stock (the “PIPE Warrants”). Each warrant is being sold at a price of $0.125 per underlying warrant share and will be exercisable at an exercise price of $1.39 per share. The purchase price of each Pre-Funded Warrant is equal to the price at which a share of Common Stock is sold to the public in the Offering, minus $0.0001, and the exercise price of each prefunded warrant is $0.0001 per share.

In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Purchaser, dated as of June 2, 2022 (the “RRA”). Pursuant to the RRA, the Company is required to prepare and file a registration statement with the Securities and Exchange Commission no later than July 1, 2022, and to use its reasonable best efforts to have the registration statement declared effective as promptly as possible, subject to certain specified penalties if timely effectiveness is not achieved.

The Offering and the Private Placement closed on June 2, 2022. The net proceeds to the Company from the Offering and the Private Placement are approximately $14.9 million, after deducting fees and expenses. Subject to certain ownership limitations, the PIPE Warrants are exercisable upon issuance. None of the PIPE Warrants, nor shares of Common Stock underlying the PIPE Warrants (the “PIPE Warrant Shares”), have been registered under the Securities Act of 1933, as amended (the “Securities Act”).

The 844,613 shares of Common Stock sold in the Offering, the Pre-Funded Warrants and the shares of Common Stock underlying the Pre-Funded Warrants were offered and sold pursuant to a prospectus, dated October 8, 2021, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-259923).

The PIPE Warrants and the PIPE Warrant Shares were sold and issued without registration under the Securities Act in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors.

The foregoing descriptions of the RD Purchase Agreement, the Pre-Funded Warrants, the PIPE Purchase Agreement, the PIPE Warrants and the RRA are not complete and are qualified in their entirety by references to the full texts of such documents, which are filed as exhibits to this report and are incorporated by reference herein.

A copy of the opinion of Gibson, Dunn & Crutcher, LLP relating to the validity of the securities issued in the Offering is filed herewith as Exhibit 5.1

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

At-the-Market Offering

Under the RD Purchase Agreement and the PIPE Purchase Agreement, the Company has agreed not to make any sales under any at-the-market offering facility, including pursuant to its sales agreement with Cantor Fitzgerald & Co., until at least January 1, 2023 (or until such later time when the Company is permitted to make additional sales under Instruction I.B.6 to Form S-3).

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Form 8-K regarding the PIPE Warrants and the PIPE Warrant Shares are incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibit is being furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

4.2	Form of PIPE Warrant

4.3	Form of PIPE Pre-Funded Warrant

5.1	Opinion of Gibson, Dunn & Crutcher LLP

10.1	RD Securities Purchase Agreement, dated May 30, 2022, by and between the Company and the Purchaser signatory therein.

10.2	PIPE Securities Purchase Agreement, dated May 30, 2022, by and between the Company and the Purchaser signatory therein.

10.3	Registration Rights Agreement, dated June 2, 2022, by and between the Company and the Holder signatory thereto.

23.1	Consent of Gibson, Dunn & Crutcher, LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File, formatted in INline XBRL and included as Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: June 2, 2022	By:	/s/ Russell Ellison
Russell Ellison
Chief Executive Officer